EXHIBIT 10(i)

         Articles of Merger merging CRI Acquisition, Inc., CRICO Mortgage Company, Inc., and CRI/AIM Management, Inc. into CRIIMI MAE Management, Inc.





                               ARTICLES OF MERGER






                                     Merging
                              CRI Acquisition, Inc.
                            (a Maryland corporation)

                          CRICO Mortgage Company, Inc.
                            (a Delaware corporation)
                                       and
                            CRI/AIM Management, Inc.
                            (a Delaware corporation)
                                      into
                           CRIIMI MAE Management, Inc.
                            (a Maryland corporation)


CRIIMI MAE Management, Inc., a Maryland corporation (CRIIMI Management), CRI Acquisition, Inc., a Maryland corporation (CRI Acquisition), CRICO Mortgage

Company, Inc., a Delaware corporation (CRICO Mortgage) and CRI/AIM Management, Inc., a Delaware corporation (CRI/AIM Management), hereby certify as follows:


First:CRIIMI Management, CRI Acquisition, CRICO Mortgage and CRI/AIM Management agree to merge. The terms and conditions of the merger and the manner of carrying the merger into effect are as set forth in these Articles of Merger.

Second:The name and place of incorporation of each party to these Articles of Merger are CRIIMI MAE Management, Inc., a Maryland corporation, CRI Acquisition, Inc., a Maryland corporation, CRICO Mortgage Company, Inc., a Delaware corporation and CRI/AIM Management, Inc., a Delaware corporation. CRIIMI MAE Management, Inc. shall be the successor corporation in the merger.

Third:CRICO Mortgage was incorporated in Delaware on April 30, 1975, pursuant to the Delaware General Corporation Law, and registered or qualified to do business in Maryland on May 13, 1975.

Fourth:CRI/AIM Management was incorporated in Delaware on February 19, 1991, pursuant to the Delaware General Corporation Law, and registered or qualified to do business in Maryland on February 22, 1991.

Fifth:CRIIMI Management, CRI Acquisition, CRICO Mortgage and CRI/AIM Management each has its principal office in Maryland in Montgomery County. CRI Acquisition, CRICO Mortgage and CRI/AIM Management own no interest in land in Maryland.

Sixth:The terms and conditions of the transaction set forth in these Articles of Merger were advised, authorized and approved by each corporation party to the Articles of Merger in the manner and by the vote required by its charter and the laws of the state of its incorporation. The manner of approval was as follows:

(a)The Board of Directors of CRIIMI Management by unanimous consent in lieu of a meeting, dated March 31, 1995, adopted a resolution approving the merger, and the sole stockholder of CRIIMI Management, by unanimous consent in lieu of a meeting, dated March 31, 1995, adopted a resolution approving the merger.


(b)The Boards of Directors of CRI Acquisition, CRICO Mortgage and CRI/AIM Management, by unanimous consent in lieu of a meeting, in each case dated March 31, 1995, adopted a resolution approving the merger, and the stockholders of each such corporation, by unanimous consent in lieu of a meeting, in each case dated March 31, 1995, adopted a resolution approving the merger.

Seventh:The charter and bylaws of the successor corporation shall not be amended as a result of the merger.

Eighth:The number of shares of stock of all classes which each corporation has authority to issue, the number of shares in each class, the par value of the shares in each class and the aggregate par value in each class, are as follows:

                                Authorized  Par Value     Aggregate
Corporation            Class      Shares    Per Share     Par Value
-----------            -----    ----------  ---------     ---------
CRIIMI MAE
  Management, Inc.     Common     1,000       $1.00        $1,000

CRI Acquisition,
  Inc.                 Common     1,000       $1.00        $1,000

CRICO Mortgage
  Company, Inc.        Common     1,000       $0.01        $1,000

CRI/AIM Management,    Common     1,000       $1.00        $1,000
  Inc.


Ninth:The merger shall become effective at 11:59 p.m. on the later of the date of filing (1) these Articles of Merger with the Maryland State Department of Assessments and Taxation and (2) a Certificate of Merger with the Secretary of State of the State of Delaware (the Effective Time).

Tenth:The terms and conditions of the merger, the mode of carrying the same into effect and the manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation, or other consideration, and the treatment of any issued stock of the merging corporation not to be converted or exchanged, are as follows:

          (a) At the Effective Time, all of the issued and outstanding shares of capital stock of CRI Acquisition, CRICO Mortgage and CRI/AIM Management (the CRI Mortgage Business Common Shares) shall be deemed to be converted into 2,650,838 fully paid and non-assessable, unregistered shares of common stock, par value $.01 per share (Common Shares) of CRIIMI MAE Inc., a Maryland corporation (CRIIMI MAE). No fractional Common Shares shall be issued in the Merger. In lieu of any such fractional shares, each holder of CRI Mortgage Business Common Shares who would otherwise have been entitled to a fraction of a Common Share upon surrender of certificates for exchange will receive one Common Share.

          (b) On the date of the closing of the merger (the Closing Date), each holder of certificates representing CRI Mortgage Business Common Shares shall surrender the same to CRIIMI MAE, and such holders (the Holders) shall be entitled upon such surrender to receive in exchange therefor certificates representing the number of Common Shares into which the CRI Mortgage Business Common Shares theretofore represented by the certificates so surrendered shall have been converted pursuant to Subsection (a) of this Article TENTH.

          (c) Until so surrendered, each certificate representing CRI Mortgage Business Common Shares shall represent, after the Effective Time, solely the right to receive Common Shares. All Common Shares issued upon the surrender of CRI Mortgage Business Common Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such CRI Mortgage Business Common Shares.

          (d) As a condition to the obligation of CRIIMI Management to deliver Common Shares pursuant to Subsection (a) of this Article TENTH, each Holder shall have made an undertaking in writing that such Holder (i) is acquiring the Common Shares issued pursuant to Subsection (a) of this Article TENTH hereof for investment purposes only, for such Holder's own account and with no present intention to distribute any of such Common Shares, except for transfers of such shares that are registered, or exempt from registration, under the Securities Act of 1933, as amended (the Securities Act), and (ii) acknowledges that the Common Shares to be received pursuant to Subsection (a) of this Article TENTH
(A) have not been registered under the Securities Act and may not be sold by such Holder absent an effective registration statement or the availability of an exemption from registration with respect to such shares under the Securities Act and (B) are subject to the terms of that certain Registration Rights and Lock-Up Agreement between such Holder and CRIIMI MAE dated the Closing Date. The Holders agree that any certificates representing the Common Shares to be received pursuant to Subsection (a) of this Article TENTH may bear an appropriate legend as to resales of such shares under the Securities Act, any applicable "blue sky" laws and such Registration Rights and Lock-Up Agreement.

          (e) All outstanding capital stock of CRIIMI Management shall continue to be outstanding and shall not be altered in any way by the merger.

Eleventh: The Agreement and Plan of Merger dated April 20, 1995, as amended as of June 20, 1995 (Agreement) among CRIIMI MAE, CRIIMI Management, CRI Acquisition, CRICO Mortgage, CRI/AIM Management, William B. Dockser and H. William Willoughby, is attached hereto as Exhibit A and made a part hereof. To the extent the provisions of these Articles of Merger shall conflict with provisions of the Agreement, the provisions of the Agreement shall control.


                         [Signatures on following pages]

In Witness Whereof, CRIIMI Management, CRI Acquisition, CRICO Mortgage and CRI/AIM Management have caused these presents to be signed in their respective names and on their respective behalves by their respective Chairmen of the Board and attested by their respective Secretaries on June 30, 1995.


Attest:   CRIIMI MAE Management, Inc.
                                    a Maryland corporation


/s/ H. William Willoughby            By:/s/ William B. Dockser
-------------------------               -----------------------
H. William Willoughby                   William B. Dockser
Secretary                               Chairman of the Board


Attest:                                 CRI Acquisition, Inc.
                                        a Maryland corporation



/s/ H. William Willoughby            By:/s/ William B. Dockser
-------------------------              -----------------------
H. William Willoughby                   William B. Dockser
Secretary                               Chairman of the Board


Attest:                                 CRICO Mortgage Company, Inc.
                                        a Delaware corporation


/s/ H. William Willoughby            By:/s/ William B. Dockser
-------------------------               ----------------------
H. William Willoughby                   William B. Dockser
Secretary                               Chairman of the Board


Attest:                                 CRI/AIM Management, Inc.
                                        a Delaware corporation


/s/ H. William Willoughby             By:/s/ William B. Dockser
-------------------------               -----------------------
H. William Willoughby                   William B. Dockser
Secretary                               Chairman of the Board

The undersigned, Chairman of the Board of CRIIMI MAE Management, Inc., a Maryland corporation, who executed on behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


     By:  /s/ William B. Dockser
          -------------------------
          William B. Dockser,
          Chairman of the Board


The undersigned, Chairman of the Board of CRI Acquisition, Inc., a Maryland corporation, who executed on behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


     By:  /s/ William B. Dockser
          ---------------------------
          William B. Dockser,
          Chairman of the Board


The undersigned, Chairman of the Board of CRICO Mortgage Company, Inc., a Delaware corporation, who executed on behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


     By:  /s/ William B. Dockser
          ---------------------------
          William B. Dockser,
          Chairman of the Board


The undersigned, Chairman of the Board of CRI/AIM Management, Inc., a Delaware corporation, who executed on behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


     By:  /s/ William B. Dockser
          ------------------------------
          William B. Dockser,
          Chairman of the Board